May 1, 2012

THE DREYFUS THIRD CENTURY FUND, INC.

Supplement to Statutory Prospectuses

dated October 1, 2011

            The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation ("Mellon Capital").  The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom serves as portfolio manager of the fund.  The team has managed the fund since May 2012.  Ms. Reed has been a primary portfolio manager of the fund since December 2005.  Ms. Reed is a director and senior portfolio manager at Mellon Capital.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital.  Mr. Gala is a director and senior portfolio manager at Mellon Capital.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

            The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management."

Investment decisions for the fund are made by the Active Equity Team of Mellon Capital.  The team members are Jocelin A. Reed, CFA, C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA, each of whom serves as portfolio manager of the fund.  The team has managed the fund since May 2012.  Ms. Reed has been a primary portfolio manager of the fund since December 2005.  Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1996.  Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.